                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                        Delta Woodside Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        DELTA WOODSIDE INDUSTRIES, INC.
                            100 AUGUSTA ROAD (29601)
                              POST OFFICE BOX 6126
                        GREENVILLE, SOUTH CAROLINA 29606
                            TELEPHONE (864) 255-4122
                             ---------------------

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                NOVEMBER 6, 2001
                             ---------------------

To Our Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Delta Woodside Industries, Inc., a South Carolina corporation ("Delta Woodside"), will be held at the Peace Center, Roe Cabaret Room, 318 South Main Street, Greenville, South Carolina, on Tuesday, November 6, 2001, at 9:00 a.m., local time, for the following purposes:

          1. To elect six directors to serve until the next annual meeting of shareholders of Delta Woodside or until their successors have been duly elected and qualified;

          2. To vote on the ratification of the appointment of KPMG LLP as independent auditors for Delta Woodside for fiscal 2002; and

          3. To act on such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors of Delta Woodside recommends that shareholders vote FOR the nominees for director listed in the Delta Woodside proxy statement enclosed with this notice and FOR approval of the proposal number 2 above.

     Delta Woodside has fixed the close of business on September 19, 2001 as the record date for the determination of the shareholders of Delta Woodside entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record of Delta Woodside at the close of business on September 19, 2001 will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

     Whether or not you expect to be present at the Annual Meeting, please complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          /s/ W.H. Hardman, Jr.

                                          W.H. Hardman, Jr.
                                          Secretary

October 8, 2001

                        DELTA WOODSIDE INDUSTRIES, INC.
                            100 AUGUSTA ROAD (29601)
                              POST OFFICE BOX 6126
                        GREENVILLE, SOUTH CAROLINA 29606
                            TELEPHONE (864) 255-4122
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 6, 2001
                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Delta Woodside Industries, Inc., a South Carolina corporation ("Delta Woodside" or the "Company"), to be voted at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at the Peace Center, Roe Cabaret Room, 318 South Main Street, Greenville, South Carolina at 9:00 a.m. on Tuesday, November 6, 2001. The approximate date of mailing this Proxy Statement and the accompanying proxy is Monday, October 8, 2001.

     Only shareholders of record at the close of business on September 19, 2001 are entitled to receive notice of and to vote at the Annual Meeting. As of such date, there were outstanding 23,324,968 shares of common stock, $.01 par value (the only voting securities), of the Company. Each share is entitled to one vote.

     Each shareholder described above will be sent this Proxy Statement, the accompanying Notice of Annual Meeting and a proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Delta Woodside Industries, Inc., Post Office Box 6126, Greenville, South Carolina 29606, Attention: Secretary.

     All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the meeting and not revoked before they are exercised will be voted. If a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted (1) FOR election to the Board of Directors of the nominees described herein, and (2) FOR ratification of the appointment of KPMG LLP as independent auditors for the Company for fiscal year 2002, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting.

     The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock at September 19, 2001 is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of directors. Shareholders do not have any dissenters' rights or appraisal rights with respect to any matter described in this proxy statement. Abstentions or broker non-votes will count as shares present at the annual meeting for purposes of determining whether a quorum is present but will otherwise have no effect on the matters to be voted on at the Annual Meeting.

                                     ITEM 1
                             ELECTION OF DIRECTORS

     The by-laws of the Company provide that the number of Directors to be elected at any meeting of shareholders may be determined by the Board of Directors. The Board has determined that six Directors shall be elected at the Annual Meeting. The shareholders' common stock may not be voted cumulatively in the election of Directors.

     The following six persons are nominees for election as Directors at the Annual Meeting to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of proxy to nominate and vote for the persons named below, all of whom are currently Directors of the Company. Except as otherwise noted below, the business address of each nominee is Delta Woodside Industries, Inc., 100 Augusta Road (zip code 29601), Post Office Box 6126, Greenville, South Carolina 29606. Each such person is a citizen of the United States. There are no family relationships among the Directors and the executive officers of the Company.

     Management of the Company believes that all of the nominees will be available and able to serve as Directors, but in the event any nominee is not available or able to serve, the shares represented by the proxies will be voted for such substitute as shall be designated by the Board of Directors. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED BELOW.

NAME AND AGE                            PRINCIPAL OCCUPATION                 DIRECTOR SINCE(1)
------------                            --------------------                 -----------------
William F. Garrett(60)    President and Chief Executive Officer                     1998
                            of the Company(2)
C. C. Guy(68)             Retired Businessman                                       1984
                            Shelby, North Carolina(3)(8)(9)
Dr. James F. Kane(69)     Dean Emeritus of the College of                           1986
                            Business Administration of the
                            University of South Carolina
                            Columbia, South Carolina(4)(8)(9)(10)
Dr. Max Lennon(61)        President of Mars Hill College                            1986
                            Mars Hill, North Carolina(5)(8)(9)(10)(11)
E. Erwin Maddrey, II(60)  President of Maddrey & Associates                         1984
                            Greenville, South Carolina(6)(11)
Buck A. Mickel(45)        President and Chief Executive Officer                     1984
                            of RSI Holdings, Inc.
                            Greenville, South Carolina (7)(9)(11)

---------------

 (1) Includes service as a director of the Company's predecessor by merger, Delta Woodside Industries, Inc., a Delaware corporation ("Old Delta Woodside"), or any predecessor company to Old Delta Woodside.
 (2) William F. Garrett served as a divisional Vice President of J. P. Stevens & Company, Inc. from 1982 to 1984, and as a divisional President of J. P. Stevens & Company, Inc. from 1984 until 1986, at which time the Delta Mills Marketing Company division was acquired by a predecessor of Old Delta Woodside. From 1986 until June 2000 he served as the President of Delta Mills Marketing Company, a division of a subsidiary of the Company. Mr. Garrett became President and Chief Executive Officer of the Company in June 2000. Mr. Garrett is also a director of Delta Apparel, Inc. ("Delta Apparel").
 (3) C. C. Guy served as Chairman of the Board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989. Since before the November 15, 1989 merger (which this document refers to as the "RSI Merger") of Old Delta Woodside into RSI Corporation, a South Carolina corporation which changed its name to Delta Woodside Industries, Inc. and is now Delta Woodside, he has been a director of RSI Holdings, Inc., and from before the RSI Merger until January 1995 he also served as President of RSI Holdings, Inc. until

     1992 was engaged in the sale of outdoor power equipment, until 1994 was engaged in the sale of turf care products, until January 2000 was engaged in the consumer finance business and currently has ceased business operations but is evaluating other business opportunities. Prior to November 15, 1989, RSI Holdings, Inc. was a subsidiary of RSI Corporation. Mr. Guy served from October 1979 until November 1989 as President, Treasurer and a director of RSI Corporation. Prior to the RSI Merger, RSI Corporation owned approximately 40% of the outstanding shares of common stock of Old Delta Woodside and, among other matters, was engaged in the office supply business, as well as the businesses of selling outdoor power equipment and turf care products. Mr. Guy also serves as a director of Delta Apparel.
 (4) Dr. James F. Kane is Dean Emeritus of the College of Business Administration of the University of South Carolina, having retired in 1993 as Dean, in which capacity he had served since 1967. He also serves as a director of Delta Apparel and Glassmaster Company.
 (5) Dr. Max Lennon was President of Clemson University from March 1986 until August 1994. He was President and Chief Executive Officer of Eastern Foods, Inc., which was engaged in the business of manufacturing and distributing food products, from August 1994 until March 1996. He commenced service in March 1996 as President of Mars Hill College. He also serves as a director of Delta Apparel and Duke Power Company.
 (6) E. Erwin Maddrey, II was President and Chief Executive Officer of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until the RSI Merger and he served in these positions with Delta Woodside from the RSI Merger until June 2000. He is currently the President of Maddrey & Associates, which oversees its investments and provides consulting services. He also serves as a director of Delta Apparel and Kemet Corporation.
 (7) Buck A. Mickel was a Vice President of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors until November 1989, Secretary of Old Delta Woodside from November 1986 to March 1987, and Assistant Secretary of Old Delta Woodside from March 1987 to November 1988. He served as Vice President and a director of RSI Holdings, Inc. from before the RSI Merger until January 1995 and as Vice President of RSI Holdings, Inc. from September 1996 until July 1998 and has served as President, Chief Executive Officer and a director of RSI Holdings, Inc. from July 1998 to the present. He served as Vice President of RSI Corporation from October 1983 until November 1989. Mr. Mickel also serves as a director of Delta Apparel.
 (8) Member of Audit Committee.
 (9) Member of Compensation Committee.
(10) Member of Compensation Grants Committee.
(11) Member of Corporate Governance Committee.

     The Company's Directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     The Board of Directors of the Company met physically or by telephone nine times during the fiscal year ended June 30, 2001. The Compensation Committee and the Compensation Grants Committee of the Company met two times, the Audit Committee of the Company met five times and the Corporate Governance Committee met two times during fiscal 2001. Each Director attended or participated in at least 75 percent of the meetings of the Board and of any committee of which he was a member.

     The Audit Committee reviews the Company's annual financial statements and any reports or other financial information submitted to any governmental body or the public, makes recommendations to the Board regarding the selection of the Company's independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the fee payable to the independent accountants, reviews the audit results, reviews the integrity of the Company's internal and external financial reporting process, establishes and maintains a code of ethical conduct for the Company's management and performs other functions set forth in its charter. The Compensation Committee reviews and submits to the Board of Directors suggested executive officers' salaries and bonuses. The Compensation Grants Committee grants awards under the Company's previous incentive stock award plan originally adopted in 1990 (the "Old Incentive Stock Award Plan") and its New Incentive Stock Award Plan adopted in 2000 and options under the Company's previous stock option plan originally adopted in 1990 (the "Old Stock Option Plan") and its New 2000 Stock Option Plan adopted in 2000. The Corporate Governance Committee identifies, interviews and recommends to the Board candidates for election to the Board. The Corporate Governance Committee also reviews and reports to the Board as to various corporate governance matters.

     The Corporate Governance Committee will consider director nominees recommended by holders of the Company's common stock. Pursuant to the Company's bylaws, shareholder nominations must be in writing and must be received by the Company no later than (i) 120 days prior to the first anniversary of the last annual meeting if the election is to take place at an annual meeting of shareholders or (ii) the close of business on the tenth day after notice of the meeting is first given to shareholders if the election is to take place at a special meeting of the shareholders. The written nomination must include (a) the name and address of the shareholder who intends to make the nomination and the name(s) of the nominee(s), (b) the class and number of shares held by the nominator as of the record date of the meeting and as of the date of the notice and certain information about record ownership, (c) a description of all arrangements between the nominator and the nominee(s) relating to the nomination, (d) the same information about the nominee(s) that the Company would be required to include in a proxy statement under the Securities and Exchange Commission's proxy rules if the Company were making the nomination, (e) the written consent of each nominee to serve as a director of the Company and (f) any other information the Company may reasonably request. Shareholders must also comply with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder in making director nominations. Copies of the Company's bylaws may be obtained by writing or calling the Company at 100 Augusta Road (29601), Post Office Box 6126, Greenville, South Carolina 29606, Telephone (864) 255-4122, attention: William
H. Hardman, Jr., Secretary.

                   STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                                 AND MANAGEMENT

     The following table sets forth certain information as of September 19, 2001, regarding the beneficial ownership of the Company's common stock by (i) persons beneficially owning in any case more than five percent of the common stock, (ii) the directors, (iii) the executive officers named in the Summary Compensation Table under "Management Compensation", and (iv) all current directors and executive officers as a group. Unless otherwise noted in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company shown as beneficially owned by them.

                                                                 SHARES
                                                              BENEFICIALLY
BENEFICIAL OWNER                                                 OWNED       PERCENTAGE
----------------                                              ------------   ----------
Reich & Tang Asset Management L. P.(1)......................   2,818,000        12.1%
  600 Fifth Avenue
  New York, New York 10020
Bettis C. Rainsford(2)......................................   2,717,938        11.7
  108 1/2 Courthouse Square
  Post Office Box 388
  Edgefield, SC 29824
Franklin Resources, Inc.(3).................................   2,240,000         9.6
  Franklin Advisory Services, Inc.
  Charles B. Johnson
  Rupert H. Johnson, Jr.
  777 Mariners Island Boulevard
  San Mateo, California 94404
Dimensional Fund Advisors Inc.(4)...........................   1,922,920         8.2
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

                                                                 SHARES
                                                              BENEFICIALLY
BENEFICIAL OWNER                                                 OWNED       PERCENTAGE
----------------                                              ------------   ----------
E. Erwin Maddrey, II(5).....................................   3,475,936        14.9
  233 North Main Street, Suite 200
  Greenville, SC 29601
Buck A. Mickel(6)(7)........................................   1,596,317         6.8
  Post Office Box 6721
  Greenville, SC 29606
Micco Corporation(7)........................................   1,240,634         5.3
  Post Office Box 795
  Greenville, SC 29602
Minor H. Mickel(7)(8).......................................   1,578,051         6.8
  415 Crescent Avenue
  Greenville, SC 29605
Minor M. Shaw(7)(9).........................................   1,520,099         6.5
  Post Office Box 795
  Greenville, SC 29602
Charles C. Mickel(7)(10)....................................   1,496,944         6.4
  Post Office Box 6721
  Greenville, SC 29606
William F. Garrett(11)......................................     576,725         2.5
C. C. Guy(12)...............................................      47,388         (18)
James F. Kane(13)...........................................      40,559         (18)
Max Lennon(14)..............................................      37,704         (18)
William H. Hardman, Jr.(15).................................      62,852         (18)
Donald C. Walker(16)........................................      37,552         (18)
All current directors and executive officers as a group (8
  Persons)(17)..............................................   5,875,033        25.2

---------------

 (1) This information is based on a Schedule 13G/A that was filed on February 15, 2001 with the Securities and Exchange Commission by Reich & Tang Asset Management L. P. ("Reich & Tang") with respect to the Company's common stock. In this amendment, Reich & Tang reported that with respect to the Company's common stock, it had shared voting power and shared dispositive power with respect to all of the shares shown. The amendment reported that the shares of the Company's common stock were held on behalf of certain accounts for which Reich & Tang provides investment advice on a fully discretionary basis. The amendment reported that none of such accounts has an interest with respect to more than 5% of the outstanding shares of the Company's common stock.
 (2) This information is based on a Form 4 filed by Mr. Rainsford on March 2, 2001 with the Securities and Exchange Commission with respect to the Company's common stock. Mr. Rainsford was a director of the Company until September 14, 2000 and until October 1, 1999 was the Executive Vice President, Treasurer and Chief Financial Officer of the Company.
 (3) This information is based on a Schedule 13F that was filed on August 10, 2001 with the Securities and Exchange Commission by Franklin Resources, Inc. ("FRI") and on a Schedule 13G/A filed by FRI with the Securities and Exchange Commission on January 20, 2000 with respect to the Company's common stock. In the amendment, FRI reported that, with respect to the Company's common stock, the shares shown in the table above were beneficially owned by one or more investment companies or other managed accounts that are advised by one or more direct and indirect investment advisory subsidiaries of FRI. The amendment reported that the investment advisory subsidiary(ies) have investment and/or voting power over the securities owned by their investment advisory clients. Accordingly, such subsidiary(ies) may be deemed to be the beneficial owner of the shares shown in the table. The amendment reported that Charles B. Johnson and Rupert H. Johnson, Jr. (the "FRI Principal Shareholders") (each of whom has the same business address as FRI) each own in excess of 10% of the outstanding common stock and are the principal shareholders of FRI and may be deemed to be the beneficial owners of securities held by persons and entities advised by FRI subsidiaries. The amendment reported that one of the investment advisory subsidiaries, Franklin Advisory Services, Inc. (whose address is One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024), has sole voting and dispositive power with respect to all of the shares shown. FRI, the FRI Principal Shareholders and the investment advisory subsidiaries disclaim any economic interest or beneficial ownership in the shares shown in the table above and are of the view that they are not acting as a "group" for purposes of the Securities Exchange Act of 1934, as amended.
 (4) This information is based on a Schedule 13G/A filed on February 2, 2001 with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. ("Dimensional") with respect to the Company's common stock. Dimensional reported that it had sole voting power and sole dispositive power with respect to all of the shares shown. The amendment reports that Dimensional furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles, including commingled group trusts, that all of the shares of the Company's common stock were owned by such investment companies or investment vehicles, that Dimensional disclaims beneficial ownership of such securities and that, to the knowledge of Dimensional, no such investment company or investment vehicle client owned more than 5% of the outstanding shares of the Company's common stock.
 (5) Mr. Maddrey is a director of the Company and was its President and Chief Executive Officer until June 2000. The number of shares shown as beneficially owned by Mr. Maddrey includes approximately 33,492 shares allocated to Mr. Maddrey's account in the Company's Employee Stock Purchase Plan, 431,470 shares held by the E. Erwin and Nancy B. Maddrey, II Foundation, a charitable trust, as to which shares Mr. Maddrey holds sole voting and investment power but disclaims beneficial ownership, and approximately 1,074 shares allocated to the account of Mr. Maddrey in the Company's Savings and Investment Plan (the "401(k) Plan"). Mr. Maddrey is fully vested in the shares allocated to his account in the 401(k) Plan.
 (6) Buck A. Mickel is a director of the Company. The number of shares shown as beneficially owned by Buck A. Mickel includes 352,812 shares directly owned by him, all of the 1,240,634 shares owned by Micco Corporation, and 2,871 shares held by him as custodian for a minor. See Note (7).
 (7) Micco Corporation owns 1,240,634 shares of the Company's common stock. The shares of common stock of Micco Corporation are owned in equal parts by Minor H. Mickel, Buck A. Mickel (a director of the Company), Minor M. Shaw and Charles C. Mickel. Buck A. Mickel, Minor M. Shaw and Charles C. Mickel are the children of Minor H. Mickel. Minor H. Mickel, Buck A. Mickel, Minor
     M. Shaw and Charles C. Mickel are officers and directors of Micco Corporation. Each of Minor H. Mickel, Buck A. Mickel, Minor M. Shaw and Charles C. Mickel disclaims beneficial ownership of three quarters of the shares of the Company's common stock owned by Micco Corporation. Minor H. Mickel directly owns 337,417 shares of the Company's common stock. Buck A. Mickel, directly or as custodian for a minor, owns 355,683 shares of the Company's common stock. Charles C. Mickel, directly or as custodian for his children, owns 256,210 shares of the Company's common stock. Minor M. Shaw, directly or as custodian for her children, owns 264,978 shares of the Company's common stock. Minor M. Shaw's husband, through an individual retirement account and as custodian for their children, beneficially owns approximately 14,487 shares of the Company's common stock, as to which shares Minor M. Shaw may also be deemed a beneficial owner. Minor M. Shaw disclaims beneficial ownership with respect to these shares and with respect to the 2,748 shares of the Company's common stock held by her as custodian for her children. The spouse of Charles C. Mickel owns 100 shares of the Company's common stock, as to which shares Charles C. Mickel may also be deemed a beneficial owner. Charles C. Mickel disclaims beneficial ownership with respect to these shares and with respect to the 3,510 shares of the Company's common stock held by him as custodian for his children. Buck A. Mickel disclaims beneficial ownership with respect to the 2,871 shares of the Company's common stock held by him as custodian for a minor.
 (8) The number of shares shown as beneficially owned by Minor H. Mickel includes 337,417 shares directly owned by her and all of the 1,240,634 shares owned by Micco Corporation. See Note (7).
 (9) The number of shares shown as beneficially owned by Minor M. Shaw includes 264,978 shares owned by her directly or as custodian for her children, approximately 14,487 shares beneficially owned by her husband through an individual retirement account or as custodian for their children, and all of the 1,240,634 shares owned by Micco Corporation. See Note (7).
(10) The number of shares shown as beneficially owned by Charles C. Mickel includes 256,210 shares owned by him directly or as custodian for his children, 100 shares owned by his wife and all of the 1,240,634 shares owned by Micco Corporation. See Note (7).
(11) William F. Garrett is President and Chief Executive Officer and a director of the Company. The number of shares shown as beneficially owned by Mr. Garrett includes approximately 2,087 shares allocated to his account in the 401(k) Plan. Mr. Garrett is fully vested in the shares allocated to his account in the 401(k) Plan. Included in the table are 275,000 unissued shares covered by options that are exercisable within 60 days after September 19, 2001.
(12) C. C. Guy is a director of the Company. The number of shares shown as beneficially owned by C. C. Guy includes 18,968 shares owned by his wife, as to which shares Mr. Guy disclaims beneficial ownership.
(13) Dr. Kane is a director of the Company. The shares shown as beneficially owned by him are held in a Keogh account or an IRA account.
(14) Dr. Lennon is a director of the Company.
(15) William H. Hardman, Jr. is a Vice President and the Chief Financial Officer, Secretary and Treasurer of the Company. The number of shares shown as beneficially owned by Mr. Hardman includes approximately 1,261 shares allocated to his account in the 401(k) Plan. Mr. Hardman is fully vested in the shares allocated to his account in the 401(k) Plan. Included in the table are 25,723 unissued shares covered by options that are exercisable within 60 days after September 19, 2001.
(16) Donald C. Walker is a Vice President and the Controller and Assistant Secretary of the Company. The number of shares shown as beneficially owned by Mr. Walker includes approximately 664 shares allocated to his account in the 401(k) Plan. Mr. Walker is fully vested in the shares allocated to his account in the 401(k) Plan. Included in the table are 17,417 unissued shares covered by options that are exercisable within 60 days after September 19, 2001.
(17) Includes all shares deemed to be beneficially owned by any current director or executive officer. Includes 4,012 shares of the Company's common stock held for the executive officers on September 19, 2001 by the 401(k) Plan. Each participant in the 401(k) Plan has the right to direct the manner in which the trustee of the Plan votes the shares held by the 401(k) Plan that are allocated to such participant's account. Except for shares as to which such a direction is made, the shares held by the 401(k) Plan will not be voted. The number of shares shown in the table includes an aggregate of 318,140 unissued shares subject to employee stock options held by executive officers that are or may be exercisable within 60 days of September 19, 2001 or less.
(18) Less than one percent.

                               EXECUTIVE OFFICERS

     The following provides certain information regarding the current executive officers of the Company.

NAME AND AGE                                                     POSITION
------------                                                     --------
William F. Garrett(60)                         President and Chief Executive Officer(1)
William H. Hardman, Jr.(60)                    Vice President, Chief Financial Officer,
                                                 Secretary and Treasurer(2)
Donald C. Walker(57)                           Vice President, Controller
                                                 and Assistant Secretary(3)

---------------

(1) See information under "Election of Directors."
(2) William H. Hardman, Jr. was Vice President of Administration for Delta Mills Marketing Company, a division of a subsidiary of the Company, from 1986 until June of 2000 when he was elected Vice President, Chief Financial Officer, Secretary and Treasurer of the Company.
(3) Donald C. Walker was Controller of Delta Mills Marketing Company, a division of a subsidiary of the Company, from 1987 until June 2000 when he was elected Vice President, Controller and Assistant Secretary of the Company.

     The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information for the fiscal years ended June 30, 2001, July 1, 2000, and July 3, 1999 respecting the compensation earned by the current Chief Executive Officer and the other current executive officers who earned salary and bonus in fiscal 2001 in excess of $100,000. All of the forgoing persons are referred to collectively as the "Named Executives."

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                   ANNUAL COMPENSATION             COMPENSATION
                                              ------------------------------   --------------------
                                                                                 AWARDS     PAYOUTS
                                                                      OTHER    ----------   -------      ALL
                                                                     ANNUAL    SECURITIES               OTHER
                                                                     COMPEN-   UNDERLYING    LTIP      COMPEN-
                                              SALARY      BONUS      SATION     OPTIONS     AWARDS     SATION
NAME AND PRINCIPAL POSITION            YEAR   ($)(a)    ($)(a)(b)    ($)(c)      (#)(d)       ($)        ($)
---------------------------            ----   -------   ---------    -------   ----------   -------    -------
William F. Garrett...................  2001   500,000    650,000(e)  105,067    975,000           0    42,954(g)(j)
  President & Chief                    2000   420,000    520,000           0          0     306,000(f) 34,785
  Executive Officer                    1999   401,359    533,250      17,518          0           0    43,522
William H. Hardman, Jr...............  2001   200,000     20,000      11,651     99,607           0     7,401(h)(j)
  Vice President, Chief                2000   176,500     50,000           0          0           0     6,179
  Financial Officer,                   1999   153,231     92,616       7,382          0           0     7,146
  Treasurer & Secretary
Donald C. Walker.....................  2001   130,000     13,000       5,320     68,300           0     4,338(i)(j)
  Vice President,                      2000    89,537     16,000           0          0           0     3,546
  Controller &                         1999    88,553     34,851       1,560          0           0     3,870
  Assistant Secretary

---------------

(a) The amounts shown in the column include sums the receipt of which has been deferred pursuant to the 401(k) Plan or the Company's deferred compensation plan.
(b) Amounts in this column are cash bonuses paid to reward performance. Bonuses are recorded in the above table in the year for which they were earned, though such bonuses are actually paid in the following fiscal year.
(c) The amounts in this column were paid by the Company in connection with the vesting of awards under the Company's Old and New Incentive Stock Award Plans and were in each case approximately sufficient, after the payment of all applicable income taxes, to pay the participant's federal and state income taxes attributable to the vesting of the award. Certain service awards under the Old Incentive Stock Award Plan vested on the last day of fiscal year 1999. The tax assistance related to the vesting of these awards is earned, and recorded above, in the year vested though such amounts are actually paid in the fiscal year after the fiscal year in which they are earned.
(d) For purposes of this table, awards under the Company's New Incentive Stock Award Plan are treated as options.
(e) Includes $150,000 as the second of seven payments constituting a special bonus for prior service and as an incentive to remain in the employment of the Company. If Mr. Garrett remains in the service of the Company for the full payment period, the total bonus will be $1,000,000.
(f) 62% of this award constituted a grant of Common Stock valued at $1.50 per share, the closing price for the Common Stock on March 15, 2000, the date of Board authorization of issuance. The remainder of the award consisted of cash to pay expected income taxes on the value of the total award. The award was made in connection with the termination of the Company's Long Term Incentive Plan prior to the spin-offs of Delta Apparel and Duck Head on June 30, 2000.
(g) The fiscal 2001 amount represents $2,769 contributed by the Company to the 401(k) Plan for Mr. Garrett with respect to his compensation deferred under the 401(k) Plan, $1,231 contributed by the Company to the Deferred Compensation Plan for Mr. Garrett with respect to his compensation deferred under the Deferred Compensation Plan, and $38,954 earned on Mr. Garrett's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.
(h) The fiscal 2001 amount represents $2,215 contributed by the Company to the 401(k) Plan for Mr. Hardman with respect to his compensation deferred under the 401(k) Plan and $5,186 earned on Mr. Hardman's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.
(i) The fiscal 2001 amount represents $1,560 contributed by the Company to the 401(k) Plan for Mr. Walker with respect to his compensation deferred under the 401(k) Plan, $520 contributed by the Company to the Deferred Compensation Plan for Mr. Walker with respect to his compensation deferred under the Deferred Compensation Plan, and $2,258 earned on Mr. Walker's deferred compensation at a rate in excess of 120% of the Federal mid-term rate.
(j) The 401(k) Plan allocation shown for the fiscal year was allocated to the participant's account during that fiscal year, although all or part of the allocation may have been determined in whole or in part on the basis of the participant's compensation during the prior fiscal year.

     The amounts shown in the table above do not include reimbursement by the Company or its subsidiaries for certain automobile expenses, club memberships and other items. The non-business personal benefit to any Named Executive of these amounts does not exceed the lesser of $50,000 or 10% of the Named Executive's total salary and bonus.

OPTION GRANTS IN THE LAST FISCAL YEAR

     The following table provides information respecting grants to the Named Executives during fiscal 2001 of rights to acquire the common stock of the Company. For purposes of this table, awards under the Company's Old and New Incentive Stock Award Plans are treated as options.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                       ---------------------------------------------------------------    POTENTIAL REALIZABLE VALUE AT
                       NUMBER OF                                                             ASSUMED ANNUAL RATES OF
                       SECURITIES     PERCENTAGE OF               MARKET                   STOCK PRICE APPRECIATION FOR
                       UNDERLYING     TOTAL OPTIONS   EXERCISE   PRICE ON                          OPTION TERM
                        OPTIONS        GRANTED TO     OR BASE    DATE OF                 --------------------------------
                        GRANTED       EMPLOYEES IN     PRICE      GRANT     EXPIRATION      0%         5%         10%
NAME                      (#)          FISCAL YEAR     ($/SH)     ($/SH)       DATE        ($)        ($)         ($)
----                   ----------     -------------   --------   --------   ----------   --------   --------   ----------
William F. Garrett...   675,000(a)        28.5%       $1.6875    $1.6875        (a)      $      0   $908,154   $2,446,637
                         65,000(b)         2.7%       $   .01    $  1.25        (b)      $ 80,600        N/A          N/A
                        300,000(c)        12.6%       $   .01    $   .78        (c)      $231,000   $273,431   $  321,478
William H. Hardman,
  Jr.................    66,667(a)         2.8%       $1.6875    $1.6875        (a)      $      0   $ 89,695   $  241,644
                          9,000(b)          .4%       $   .01    $  1.25        (b)      $ 11,160        N/A          N/A
                         32,940(c)         1.4%       $   .01    $   .78        (c)      $ 25,364   $ 30,023   $   35,298
Donald C. Walker.....    50,000(a)         2.1%       $1.6875    $1.6875        (a)      $      0   $ 67,271   $  181,232
                          5,000(b)          .2%       $   .01    $  1.25        (b)      $  6,200        N/A          N/A
                         18,300(c)          .8%       $   .01    $   .78        (c)      $ 14,091   $ 16,679   $   19,610

---------------

(a) This option was granted on September 5, 2000 under the New Stock Option Plan. One third of the option vests on each of July 30, 2001, June 29, 2002 and June 28, 2003 and each such portion of the option expires ten years after the vesting date.
(b) These represent Shares covered by an award granted on July 6, 2000 under the Old Incentive Stock Award Plan, pursuant to which a participant can acquire Shares for $0.01 cash per share upon the vesting of the award respecting such shares. One hundred percent of each award vested and was exercised on July 6, 2000. Awards are deemed to expire on the vesting date.
(c) These represent Shares covered by an award granted on September 5, 2000 under the New Incentive Stock Award Plan, pursuant to which a participant can acquire Shares for $0.01 cash per share upon the vesting of the award respecting such Shares. Twenty percent of the incentive stock award vested on June 30, 2001 and twenty percent will vest on each of June 29, 2002 and June 28, 2003 if the participant continues to be an employee of the Company on such dates. The remaining forty percent of the incentive stock award vests effective June 28, 2003 if the Company meets specified performance targets respecting cumulative return on capital employed as determined on the date the Company files its Annual Report on Form 10-k for fiscal 2003 and the participant remains an employee of the Company on June 28, 2003. Awards are deemed to expire on the vesting date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides certain information respecting the exercise by any Named Executive during fiscal 2001 of awards granted under the Company's Old and New Incentive Stock Award Plans and the fiscal year end value of any unexercised outstanding awards and options. For purposes of this table, awards under the Company's Old and New Incentive Stock Award Plans are treated as options. No named executive exercised any options issued under the Old or New 2000 Stock Option Plans in fiscal 2001.

                      AGGREGATED OPTION EXERCISES IN LAST
                      FISCAL YEAR AND FY-END OPTION VALUES

                                                                  NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 SHARES                           OPTIONS AT FY-END (#)           AT FY-END ($)(C)
                                ACQUIRED           VALUE       ---------------------------   ---------------------------
NAME                         ON EXERCISE (#)    REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ---------------    ------------   -----------   -------------   -----------   -------------
William F. Garrett.........       65,000(a)         80,600(c)    275,000        690,000           0           184,800
                                  60,000(b)         46,200(d)
William H. Hardman, Jr.....        9,000(a)         11,160(c)     25,723         70,796           0            20,291
                                   6,588(b)          5,073(d)
Donald C. Walker...........        5,000(a)          6,200(c)     17,417         47,973           0            11,273
                                   3,660(b)          2,818(d)

---------------

(a) These represent Shares covered by an award granted on July 6, 2000 under the Old Incentive Stock Award Plan, pursuant to which a participant can acquire Shares for $0.01 cash per share upon the vesting of the award respecting such shares. One hundred percent of each award vested and was exercised on July 6, 2000.
(b) These represent a portion of the Shares covered by an award granted on September 5, 2000 under the New Incentive Stock Award Plan, pursuant to which a participant can acquire Shares for $0.01 cash per share upon the vesting of the award respecting such Shares. Twenty percent of the incentive stock award vested and were exercised on June 30, 2001.
(c) Based on the closing price of the Company's common stock on July 6, 2000, the date of vesting of the applicable incentive stock awards, of $1.25 per share.
(d) Based on the closing price of the Company's common stock on July 2, 2001 of $.78 per share. July 2, 2001 was the next business day following June 30, 2001, the date of vesting of the applicable incentive stock awards.

EMPLOYMENT CONTRACTS AND SEVERANCE ARRANGEMENTS

     In recognition of William F. Garrett's past service to the Company and in order to provide him with an additional incentive to remain with the Company, the Company's board in March 2000 authorized the payment to him of $100,000 in connection with the spin-offs of Delta Apparel and Duck Head and the payment to him of six additional annual payments of $150,000 each, with the first of these annual payments to be made in October 2000. Mr. Garrett will forfeit any of these payments remaining to be made in the event that he voluntarily leaves employment with the Company or such employment is terminated by the Company for cause. Any remaining amounts payable to him under the arrangement will be paid to him in the event of his death or disability or in the event there is a change of control of the Company and he does not remain with the Company.

     Unless otherwise provided by agreement, each of the Company's executive officers is eligible to participate in the Company's severance plan for salaried employees. In the event a covered employee's employment terminates in specified circumstances, this plan provides that the employee will receive severance equal in amount to one week's base salary for each year of service credit, with a minimum of two weeks' base salary.

DIRECTOR COMPENSATION

     For fiscal 2001, the Company paid each director who was not an officer of the Company an annual cash fee of $11,200, plus it provided an annual payment of approximately $5,600 for each such director with which shares of the Company's common stock were purchased. Beginning in fiscal 2001, non-employee directors who are newly appointed or elected for the first time will receive an annual cash fee of $13,334 and a payment for the purchase of stock of $6,666. The Company expects that the amounts for continuing non-employee directors will be increased over five years such that in fiscal 2005, continuing non-employee directors will receive the same amounts as newly appointed or elected non-employee directors. The shares purchased may be newly issued or acquired in the open market for such purpose.

     Each director is also reimbursed for his reasonable travel expenses in attending each meeting. Each non-officer director is paid $500 ($750 for the committee chair) for each committee meeting attended, $250 for each telephonic board and committee meeting in which the director participates, and $500 for each board meeting attended in addition to four quarterly board meetings.

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING PERFORMANCE GRAPH AND THE COMPENSATION COMMITTEE REPORT BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

                               PERFORMANCE GRAPH

                                                                   CUMULATIVE TOTAL RETURN
                                            ---------------------------------------------------------------------
                                              6/96        6/97        6/98        6/99        6/00        6/01
                                            ---------   ---------   ---------   ---------   ---------   ---------
Delta Woodside Industries, Inc.              100.00      131.71      103.06      118.81       42.97       15.77
S & P 500                                    100.00      134.70      175.33      215.22      230.83      196.59
Peer Group                                   100.00       91.58       99.27       60.90       23.82       15.51


     Set forth below is a line graph comparing the yearly change in the cumulative total stockholder return, assuming dividend reinvestment, on the Company's common stock with (1) the cumulative total return, assuming dividend reinvestment, on the Standard & Poor's 500 Stock Index and (2) a peer group, constructed by the Company consisting of three corporations (not including the Company) that are engaged in the manufacture and sale of textile products.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
           AMONG DELTA WOODSIDE INDUSTRIES, INC., THE S & P 500 INDEX
                                AND A PEER GROUP

                               PERFORMANCE GRAPH
This Performance Graph assumes that $100 was invested in the common stock of Delta Woodside Industries, Inc. and the comparison groups on June 30, 1996 and that all dividends have been reinvested. The Peer Group is composed of the following companies: Galey & Lord, Burlington Industries, Inc., Cone Mills Corporation.

                      REPORT OF THE COMPENSATION COMMITTEE
                     AND THE COMPENSATION GRANTS COMMITTEE
                           OF THE BOARD OF DIRECTORS

     This report of the Compensation Committee and the Compensation Grants Committee (collectively, the "Committees") of the Board of Directors of the Company sets forth the Committees' policies with regard to compensation of the executive officers of the Company, including the relationship of corporate performance to executive compensation.

EXECUTIVE COMPENSATION POLICIES

     Decisions regarding certain aspects of the compensation of the Company's executive officers are made by the four member Compensation Committee or the two member Compensation Grants Committee of the Board. Each Committee member is a non-employee director. The Committees believe that their respective compensation practices are designed to attract, retain, and motivate key Company executives to achieve short-, medium-, and long-term goals that the Committees believe will enhance the value of the shareholders' investment in the Company. Generally, these objectives are implemented through:

          A. Cash bonuses to reward the achievement of specific performance goals,

          B. Grants of stock awards under an incentive stock award plan,

          C. Grants of stock options under a stock option plan, and

          D. Payment of base salaries at levels that are competitive with those paid by the peer group of companies shown on the Performance Graph above. Prior to the spin-offs of the Company's apparel divisions, the peer group companies were certain textile and apparel companies listed on the New York Stock Exchange. Since the spin-offs, the peer group companies has been certain textile companies currently listed on the New York Stock Exchange.

COMPENSATION OF EXECUTIVE OFFICERS OTHER THAN MR. GARRETT

     The Company's executive officers other than Mr. Garrett (the "Other Officers") received compensation for fiscal 2001 that included both fixed and performance-based components. The Other Officers' compensation consisted of one or more of the following elements: base salary, cash bonuses, the vesting of options under the Old Stock Option Plan, the grant and vesting of options under the New 2000 Stock Option Plan, the grant and vesting of awards under the Old Incentive Stock Award Plan and the grant and vesting of awards under the New Incentive Stock Award Plan.

     The Company ordinarily pays a cash bonus to its Other Officers based on whether a certain target return on capital employed is obtained. The Company did not achieve the target set for 2001; however, the Company paid cash bonuses to Messrs. Hardman and Walker in fiscal 2001 as an incentive to remain with the Company and to reward them for (i) implementing the spin-offs of the Company's two apparel divisions in fiscal 2000, (ii) assuming after the spin-offs responsibilities as corporate officers in addition to their pre-existing duties of managing the Company's textile division, (iii) reducing the corporate management fee Delta Mills pays to Delta Woodside, and (iv) achieving certain goals for developing a new capital structure. For fiscal 2001, the total cash bonuses awarded to these Other Officers amounted to approximately 10% of their combined base salaries.

     In fiscal 2001, each Other Officer participated in the Old Incentive Stock Award Plan that was approved by the shareholders of the Company in November 1990 and amended by approval of the shareholders in November 1995 and in November 1997. Each Other Officer also participated in the New Incentive Stock Award Plan approved by the shareholders of the Company in November 2000. Awards made under the Old and New Incentive Stock Award Plans to the Other Officers were structured so that sixty percent of each individual's award vests if he remains in service with the Company through predetermined anniversary dates, and up to forty percent of his award vests if the Company meets specified performance targets respecting cumulative operating profits. While the number of shares covered by any award to an Other Officer is not determined by specific, non-subjective criteria, the determination of such number takes into account the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that are deemed relevant to the accomplishment of the purposes of the incentive stock award plans. The Committees believe that the plans are an important tool for the achievement of medium-term goals.

     In fiscal 2001, each Other Officer also participated in the Old Stock Option Plan that was approved by the shareholders of the Company in November 1990, amended by approval of the shareholders in November 1995 and in November 1997, and terminated in May 2000. Each Other Officer also participated in the New 2000 Stock Option Plan that was approved by the shareholders of the Company in November 2000. The purpose of these plans is to promote the growth and profitability of the Company over a longer term by enabling the Company to attract and retain key and middle level managers of outstanding competence and by increasing the personal participation of its executives in the Company's performance by providing these executives with an additional equity ownership opportunity in the Company. In making option grants to the Other Officers, no specific, non-subjective criteria were used, but the factors taken into account included the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that were deemed relevant to the accomplishment of the purposes of the plan. Each option granted under the New 2000 Stock Option Plan to an Other Officer provides that the option becomes exercisable in stages over a period of three years.

     Section 162(m) of the Internal Revenue Code ("Section 162(m)") imposes limits on the ability of the Company to claim income tax deductions for compensation paid to the Named Executives. Section 162(m) generally denies a corporate income tax deduction for annual compensation in excess of $1,000,000 paid to any of the Named Executives. Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. The portions of awards under the Old and New Incentive Stock Award Plans that vest solely upon the grantee's continued employment with the Company and options granted under the Old Stock Option Plan do not qualify as performance-based compensation under Section 162(m); however, the Company believes that no Other Officer subject to Section 162(m) received in fiscal 2001 aggregate compensation in excess of $1,000,000 that did not qualify as performance-based compensation under Section 162(m) or received any grants or awards in fiscal 2001 that when combined with previous grants and awards would cause that officer's compensation not qualifying as performance-based compensation in future fiscal years to exceed the $1,000,000 threshold of
Section 162(m).

COMPENSATION PAID TO W. F. GARRETT

     The compensation of the Chief Executive Officer includes both fixed and performance-based components.

     In setting the base salary level for the Chief Executive Officer, the Compensation Committee considers the possible bonus awards in addition to base salary and attempts to set the base salary level so that total compensation, including bonuses, will be near to that of the median of Chief Executive Officers of the peer group of companies.

     The Company ordinarily pays a cash bonus to its Chief Executive Officer based on whether a certain target return on capital employed is obtained. The Company did not achieve the target set for 2001; however, the Company paid a cash bonus to Mr. Garrett for fiscal 2001 as an incentive to Mr. Garrett to remain with the Company and to reward him for (i) implementing the spin-offs of the Company's two apparel divisions in fiscal 2000, (ii) assuming after the spin-offs responsibilities as the Company's chief executive officer in addition to his pre-existing duties of managing the Company's textile division, (iii) reducing the corporate management fee Delta Mills pays to Delta Woodside, and
(iv) achieving certain goals for developing a new capital structure.

     In fiscal 2001, Mr. Garrett participated in the Old and New Incentive Stock Award Plans. Awards made under the Old and New Incentive Stock Award Plans to Mr. Garrett were structured so that sixty percent of his award vests if he remains in service with the Company through predetermined anniversary dates, and up to forty percent of his award vests if the Company meets specified performance targets respecting cumulative operating profits. While the number of shares covered by any award to Mr. Garrett is not determined by specific, non-subjective criteria, the determination of such number takes into account the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that are deemed relevant to the accomplishment of the purposes of the incentive stock award plans. The Committees believe that the plans are an important tool for the achievement of medium-term goals.

     In fiscal 2001, Mr. Garrett also participated in the Old and New Stock Option Plans. In making option grants to Mr. Garrett, no specific, non-subjective criteria were used, but the factors taken into account included the level and responsibility of the executive's position, the executive's performance, the executive's compensation, the assessed potential of the executive, and any other factors that were deemed relevant to the accomplishment of the purposes of the plan. Each option granted under the New 2000 Stock Option Plan to Mr. Garrett provides that the option becomes exercisable in stages over a period of three years.

     Approximately $200,000 of Mr. Garrett's non-performance based compensation (for purposes of Section 162(m) for fiscal year 2001 will not be deductible by the company for federal income tax purposes because of the effect of Section 162(m). Nevertheless, the committee believes the compensation paid to Mr. Garrett was justified in order to encourage Mr. Garrett's continued employment with the Company and provide a compensation package of stock, base salary and cash bonus to Mr. Garrett that is commensurate with the compensation of chief executive officers of the Company's competitors.

                          COMPENSATION
COMPENSATION COMMITTEE    GRANTS COMMITTEE
Dr. James F. Kane, Chair  Dr. James F. Kane, Chair
Dr. Max Lennon            Dr. Max Lennon
C. C. Guy
Buck A. Mickel

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The following directors served on the Compensation Committee of the Company's Board of Directors during fiscal 2001: C. C. Guy, Dr. James F. Kane, Dr. Max Lennon and Buck A. Mickel. The following directors served on the Compensation Grants Committee of the Company's Board of Directors during fiscal 2001: Dr. James F. Kane and Dr. Max Lennon.

     C. C. Guy served as Chairman of the Board of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors in 1984 until November 1989. Buck A. Mickel was a Vice President of Old Delta Woodside or its predecessors from the founding of Old Delta Woodside's predecessors until November 1989, Secretary of Old Delta Woodside from November 1986 to March 1987, and Assistant Secretary of Old Delta Woodside from March 1987 to November 1988.

                           RELATED PARTY TRANSACTIONS
                  THE SPIN-OFFS OF DELTA APPAREL AND DUCK HEAD

     Until June 30, 2000, the Company had two apparel businesses and a textile fabrics business. One of the apparel businesses was conducted by the Company's Delta Apparel Company division, a vertically integrated supplier of knit apparel, particularly T-shirts, sportswear and fleece goods. The other apparel business was conducted by the Company's Duck Head Apparel Company division, which designed, sourced, produced, marketed and distributed boys' and men's value-oriented casual sportswear. The textile fabrics business was conducted by the Company's Delta Mills Marketing Company division, which engages in the manufacture and sale of a broad range of finished apparel fabrics primarily to branded apparel manufacturers and resellers and private label apparel manufacturers.

     During fiscal 2000, the Company's board of directors determined that it was in the best interest of the Company and its shareholders to separate the three businesses into three independent companies. In May of 2000, the Company internally reorganized its business operations such that (i) all of the assets and operations of the Delta Apparel Company division were transferred to a newly-formed direct subsidiary of the Company named Delta Apparel, Inc. ("Delta Apparel") or to a subsidiary of Delta Apparel, (ii) all of the assets and operations of the Duck Head Apparel Company division were transferred to another newly-formed direct subsidiary of the Company named Duck Head Apparel Company, Inc. ("Duck Head") or to a subsidiary of Duck Head, and (iii) the Company's subsidiary Delta Mills, Inc., which includes all of the assets and operations of the Delta Mills Marketing Company division, became a direct subsidiary of the Company.

     On June 30, 2000, the Company simultaneously spun-off Delta Apparel and Duck Head. All of the outstanding common stock of Delta Apparel and all of the outstanding common stock of Duck Head were distributed to the shareholders of the Company pro rata based on their record ownership on June 19, 2000 of the Company's common stock.

     In connection with the spin-offs, E. Erwin Maddrey, II resigned as President and Chief Executive Officer of the Company (though he remains a director of the Company), Jane H. Greer resigned as Vice President and Secretary of the Company, David R. Palmer resigned as Controller of the Company and Brenda
L. Jones resigned as Assistant Secretary of the Company.

RELATIONSHIPS OR TRANSACTIONS WITH DELTA APPAREL AND DUCK HEAD

  Boards of Directors of the Company, Delta Apparel and Duck Head

     All of the directors of the Company are also directors of Delta Apparel and were directors of Duck Head. On July 20, 2001, W.F. Garrett resigned as a director of Duck Head. All other directors of the Company were directors of Duck Head until its acquisition by Tropical Sportswear Int'l Corporation in August of 2001. In the event that any material issue were to arise between the Company, on the one hand, and Delta Apparel on the other hand, the directors could be deemed to have a conflict of interest with respect to that issue.

  Principal Stockholders of the Company, Delta Apparel and Duck Head

     In the spin-offs of Delta Apparel and Duck Head, the common stock of each of Delta Apparel and Duck Head was distributed on June 30, 2000 to the Company's stockholders pro rata based on such stockholders' record ownership on June 19, 2000 of the Company's common stock. Therefore, immediately following the spin-offs, the Company's principal stockholders were the same individuals and entities as Delta Apparel's and Duck Head's principal stockholders, and those principal stockholders had the same respective percentages of outstanding beneficial ownership in each of Delta Woodside, Delta Apparel and Duck Head (assuming no acquisitions or dispositions of shares by those stockholders between the record date for the Delta Apparel and Duck Head spin-offs and the completion of those spin-offs). E. Erwin Maddrey, II and Buck A. Mickel, directors of the Company continue to beneficially own substantial percentages of the stock of Delta Apparel. The Company believes that certain third party substantial shareholders of the Company are also substantial shareholders of Delta Apparel.

  Agreements Between the Company, Delta Apparel and Duck Head

     Amendment of Tax Sharing Agreement

     In connection with the Spin-off by Delta Woodside of Delta Apparel and Duck Head, Delta Woodside, Delta Apparel and Duck Head entered into a tax sharing agreement as of June 30, 2000. Among other matters, the tax sharing agreement allocated tax liabilities and benefits among the three companies, described each company's rights and obligations relating to tax payments and refunds for periods before and after the spin-off and related matters such as the filing of tax returns and handling of audits and other tax proceedings, and set forth the indemnification arrangements among the three companies with respect to tax matters. The tax sharing agreement provided that Delta Woodside would resolve all disagreements and disputes relating to the agreement.

     At the request of Duck Head, the parties entered into an amendment to the tax sharing agreement as of August 6, 2001. The amendment clarified the rights and obligations of the companies with respect to their respective tax assets and tax liabilities. The amendment also modified the parties' respective indemnification obligations. Under the tax sharing agreement, as amended, Delta Woodside is generally responsible for all taxes with respect to pre-spin-off periods and the spin-off. The amendment further provides that all disputes arising under the tax sharing agreement, as amended, are to be resolved by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association.

     Prior to the negotiation of the terms of the amendment to the tax sharing agreement Duck Head agreed to reimburse Delta Woodside for all of Delta Woodside's attorneys' fees incurred in connection with this amendment. Mr. Garrett resigned from his position as a director of Duck Head in connection with the negotiation of the amendment so that the Company would have an independent director with respect to the negotiations.

  Employee Benefit Services

     On May 15, 2000, the Company engaged Carolina Benefit Services, Inc. to provide it with 401(k) plan administration services. Carolina Benefit Services, Inc. is owned by E. Erwin Maddrey, II (a director and significant stockholder of the Company and its President and Chief Executive Officer until June 29, 2000) and Jane H. Greer (the Company's Vice President and Secretary until June 29,
2000). Mr. Maddrey and Ms. Greer are also directors and executive officers of Carolina Benefit Services, Inc.

     For the services provided by Carolina Benefit Services, the Company pays fees based on the numbers of 401(k) plan participants and plan transactions and other items. For fiscal 2001 the Company paid annual fees of $57,153. The initial term of the engagement with Carolina Benefit services was one year and expired on June 30, 2001. For fiscal 2002 the Company has engaged the services of an independent company to provide 401(k) administration services.

     Any transaction entered into between the Company and any officer, director, principal shareholder or any of their affiliates has been and will be on terms which the Company then believes comparable to those which would be available to the Company at such time from non-affiliated persons and will be in the future subject to the approval at the time of a majority of the Company's disinterested directors.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     There were no late filings of reports for fiscal year 2001 pursuant to
Section 16(a) of the Securities Exchange Act of 1934, as amended.

                                     ITEM 2
                         RATIFICATION OF APPOINTMENT OF
                        KPMG LLP AS INDEPENDENT AUDITORS

APPOINTMENT OF INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee of the Board of Directors, the Board of Directors has appointed KPMG LLP as independent auditors for the Company and its subsidiaries to audit its consolidated financial statements for the year ended June 29, 2002. KPMG LLP currently serves the Company and its subsidiaries as independent auditors and from time to time advises the Company on tax and other matters. Representatives of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $105,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed for professional services described in Paragraph(c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by KPMG LLP for the most recent fiscal year.

ALL OTHER FEES

     The aggregate fees billed for all professional services rendered by KPMG LLP for the most recent fiscal year other than those described in the prior two paragraphs were approximately $133,000 (principally for tax services and employee benefit plans). The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP's independence.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors was not aware that any business not described above would be presented for consideration at the Annual Meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting them.

                             FINANCIAL INFORMATION

     THE COMPANY'S FISCAL 2001 ANNUAL REPORT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 8, 2001. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF SEPTEMBER 19, 2001, AND TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS, UPON WRITTEN REQUEST OF SUCH SHAREHOLDER OR PERSON, A COPY OF SUCH FISCAL 2001 ANNUAL REPORT OR THE COMPANY'S FISCAL 2001 ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES (BUT EXCLUDING EXHIBITS), FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO DELTA WOODSIDE INDUSTRIES, INC., POST OFFICE BOX 6126, GREENVILLE, SOUTH CAROLINA 29606, ATTENTION: WILLIAM H. HARDMAN, VICE PRESIDENT, TREASURER AND SECRETARY.

     NOTWITHSTANDING ANY STATEMENT IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCORPORATING FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE AUDIT COMMITTEE REPORT BELOW SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

     The Audit Committee is responsible for the duties set forth in its charter (which was attached as Appendix A to the Company's proxy statement for its 2000 Annual Meeting of Shareholders) but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The Company's management has the responsibility for preparing the financial statements and implementing internal controls, and the Company's independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Board of Directors adopted a written Audit Committee Charter on February 17, 2000, a copy of which is included as Appendix A to the Company's proxy statement for the 2000 annual meeting. All members of the Audit Committee are independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

     The Audit Committee has reviewed and discussed with the Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's fiscal 2001 Annual Report. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, AU - 380). The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees") and has discussed with the Company's independent auditors such independent auditors' independence.

     Based on the review and discussions described in the immediately preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal 2001 Annual Report be included in that report, which is incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, filed with the U.S. Securities and Exchange Commission.

                                AUDIT COMMITTEE

         C. C. Guy, Chair        Dr. Max Lennon        Dr. James F. Kane

                            SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other regular employees of the Company by telephone, telecopy or personal interview for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of the stock held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. The Company has engaged Corporate Investor Communications to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries for an estimated fee of $2,000 plus reasonable out-of-pocket expenses.

                         PROPOSALS OF SECURITY HOLDERS

     Any shareholder of the Company who desires to present a proposal at the 2002 Annual Meeting of Shareholders for inclusion in the Company's proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before June 10, 2002. Pursuant to the requirements of the Company's bylaws, if a shareholder of the Company desires to present a proposal at the 2002 Annual Meeting of Shareholders that will not be included in the Company's proxy statement and form of proxy relating to that meeting, such proposal must be submitted to the Company at its principal executive offices no later than July 9, 2002 for the proposal to be considered timely.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                          William H. Hardman, Jr., Secretary

Greenville, South Carolina
October 8, 2001

                                                                      APPENDIX A

                        DELTA WOODSIDE INDUSTRIES, INC.

                     (DELTA WOODSIDE INDUSTRIES, INC. LOGO)

                              PLEASE SIGN, DETACH
                             AND RETURN PROXY CARD
                              IN SUPPLIED ENVELOPE

                            - FOLD AND DETACH HERE -

                                     PROXY

  PLEASE SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

                        DELTA WOODSIDE INDUSTRIES, INC.
                        ANNUAL MEETING, NOVEMBER 6, 2001

THE UNDERSIGNED SHAREHOLDER OF DELTA WOODSIDE INDUSTRIES, INC., A SOUTH CAROLINA CORPORATION, HEREBY CONSTITUTES AND APPOINTS WILLIAM F. GARRETT, WILLIAM H. HARDMAN, JR. AND DONALD C. WALKER, AND EACH OF THEM, ATTORNEYS AND PROXIES ON BEHALF OF THE UNDERSIGNED TO ACT AND VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE PEACE CENTER, ROE CABARET ROOM, 318 SOUTH MAIN STREET, GREENVILLE, SOUTH CAROLINA, ON NOVEMBER 6, 2001 AT 9:00 A.M., AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, AND THE UNDERSIGNED INSTRUCTS SAID ATTORNEYS TO VOTE:

1. ELECTION OF DIRECTORS

        [ ] FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)

        [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

MESSRS. W. F. GARRETT, C. C. GUY, J. F. KANE, M. LENNON, E. E. MADDREY, II, B.
A. MICKEL
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

--------------------------------------------------------------------------------

2. PROPOSAL TO RATIFY SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF DELTA WOODSIDE INDUSTRIES, INC. FOR FISCAL 2002

   [ ] FOR                        [ ] AGAINST                       [ ] ABSTAIN

3. AT THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. A MAJORITY OF SAID ATTORNEYS AND PROXIES WHO SHALL BE PRESENT AND ACTING AS SUCH AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF (OR, IF ONLY ONE SUCH ATTORNEY AND PROXY MAY BE PRESENT AND ACTING, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY CONFERRED.

                                     (OVER)

                            - FOLD AND DETACH HERE -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELTA WOODSIDE INDUSTRIES, INC. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE DEEMED TO GRANT AUTHORITY TO VOTE, AND WILL BE VOTED, FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THIS PROXY AND FOR APPROVAL OF PROPOSAL 2.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated October 8, 2001 and the Proxy Statement furnished therewith.

                                         Dated this     day of              2001
                                                   -----      --------------

                                         ---------------------------------(Seal)

                                         ---------------------------------(Seal)

                                         NOTE: Signature should agree with name
                                         on stock certificate as printed
                                         thereon. Executors, administrators,
                                         trustees and other fiduciaries should
                                         so indicate when signing.

              PLEASE DATE, SIGN AND RETURN THIS PROXY. THANK YOU.

                                                                      APPENDIX B

                        DELTA WOODSIDE INDUSTRIES, INC.

                     (DELTA WOODSIDE INDUSTRIES, INC. LOGO)

                              PLEASE SIGN, DETACH
                             AND RETURN PROXY CARD
                              IN SUPPLIED ENVELOPE

                            - FOLD AND DETACH HERE -

                              VOTING INSTRUCTIONS
                     PLEASE SIGN ON REVERSE SIDE AND RETURN

                        DELTA WOODSIDE INDUSTRIES, INC.
                        ANNUAL MEETING, NOVEMBER 6, 2001

THE UNDERSIGNED PARTICIPANT IN THE SAVINGS AND INVESTMENT PLAN OF DELTA WOODSIDE INDUSTRIES, INC., A SOUTH CAROLINA CORPORATION, HEREBY DIRECTS MASS MUTUAL FINANCIAL GROUP, TRUSTEE OF SUCH PLAN, TO VOTE THE UNDERSIGNED'S PROPORTIONATE SHARE OF THE SHARES OF COMMON STOCK OF DELTA WOODSIDE INDUSTRIES, INC. HELD BY SUCH PLAN AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE PEACE CENTER, ROE CABARET ROOM, 318 SOUTH MAIN STREET, GREENVILLE, SOUTH CAROLINA, ON NOVEMBER 6, 2001 AT 9:00 A.M., AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, AS FOLLOWS:

1. ELECTION OF DIRECTORS

        [ ] FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY
        BELOW)

        [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

MESSRS. W. F. GARRETT, C. C. GUY, J. F. KANE, M. LENNON, E. E. MADDREY, II, B.
A. MICKEL
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

--------------------------------------------------------------------------------

2. PROPOSAL TO RATIFY SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS OF DELTA WOODSIDE INDUSTRIES, INC. FOR FISCAL 2002

   [ ] FOR                        [ ] AGAINST                      [ ] ABSTAIN

3. AT THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                     (OVER)

                            - FOLD AND DETACH HERE -

     THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DELTA WOODSIDE INDUSTRIES, INC. IF NOT OTHERWISE SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE DEEMED A DIRECTION TO VOTE FOR ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE OF THESE VOTING INSTRUCTIONS AND FOR APPROVAL OF PROPOSAL 2.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated October 8, 2001 and the Proxy Statement furnished therewith.

                                         Dated this     day of              2001
                                                   -----      --------------

                                         ---------------------------------(Seal)

                                         ---------------------------------(Seal)

                                         NOTE: Please sign exactly as name
                                         appears at left.

       PLEASE DATE, SIGN AND RETURN THESE VOTING INSTRUCTIONS. THANK YOU.